UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2005

NEW ENGLAND POWER COMPANY

(Exact Name of Registrant as Specified in Charter)

Massachusetts	2-26651	04-1663070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive, Westborough, MA 01582
(Address of principal executive offices)

(508) 389-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

______________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________________

Item 8.01.	Other Events.

New England Power Company has been filing reports under the Securities Exchange Act of 1934 on a voluntary basis. Effective immediately, the Company will discontinue filing reports with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND POWER COMPANY

Date: October 27, 2005	By	/s/ John G. Cochrane
John G. Cochrane
Vice President and Chief Financial Officer